Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Sapiens International Corporation N.V (the “Company”) for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Roni Al Dor, Chief Executive Officer, and Roni Giladi, Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2015	/s/Roni Al Dor
Roni Al Dor
President & Chief Executive Officer
(principal executive officer)

Date: March 30, 2015	/s/ Roni Giladi
Roni Giladi
Vice President & Chief Financial Officer
(principal financial and accounting officer)